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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ______________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            ______________________


     Date of Report (Date of earliest event reported)  September 5, 2001
                                                       -----------------


                             PLAINS RESOURCES INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


          Delaware                                         13-2898764
          ---------                                        ----------
(State of other jurisdiction of                          (I.R.S. Employer
       incorporation)                                  Identification No.)


                                    0-9808
                                    ------
                           (Commission File Number)


                         500 Dallas Street, Suite 700
                             Houston, Texas 77002
                   (Address of principal executive offices)
                                  (Zip Code)
       Registrant's telephone number, including area code (713) 654-1414.
                                                          --------------
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Item 5.  Other Events.

     On September 5, 2001, Plains Holdings Inc. (fka Plains All American Inc.)(the "Company"), a wholly owned subsidiary of Plains Resources Inc. (the "Registrant"), completed the sale of an additional 2% ownership interest in the general partner of Plains All American Pipeline, L.P. ("PAA") to PAA Management, L.P. ("PAA Management") pursuant to the exercise of an option granted by the Company to PAA Management in connection with the Registrant's recent strategic restructuring, which was consummated on June 8, 2001. The Registrant issued a press release to report this sale, which is included as an exhibit to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

     99.1  Press Release issued by the Registrant on September 6, 2001.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLAINS RESOURCES INC.



Date: September 7, 2001                 /s/ Cynthia A. Feeback
                                        ------------------------
                                        Cynthia A. Feeback
                                        Vice President - Accounting & Treasurer

                                       3
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                               INDEX TO EXHIBITS
                               -----------------

No.                                 Exhibit
--                                  -------

99.1       Press Release issued by the Registrant on September 6, 2001.